UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form
8-K
CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

March 13, 2025

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
1-31340
56-0484485
(State or Other Jurisdiction
of

Incorporation
(Commission
File Number)
(IRS Employer
Identification No.)
8100 Denmark Road
,
Charlotte
,
North Carolina
(Address of Principal Executive Offices)
28273-5975
(Zip Code)
(704)
554-8510
(Registrant’s Telephone

Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check

the

appropriate

box

below

if

the

Form

8-K

filing

is

intended

to

simultaneously

satisfy

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filing

obligation

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the

registrant
under any of the following provisions:

☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Class A - Common Stock, par value $.033 per share
CATO
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

(§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

THE CATO

CORPORATION

Item 1.01 Entry into a Material Definitive Agreement.
On March 13, 2025, The Cato Corporation, as borrower (the “Company”),

and certain domestic
subsidiaries, as borrowers and guarantors, entered into a Credit Agreement

(the “ABL Credit
Agreement”) and related loan documents, by and among the Company, those other domestic subsidiaries, and Wells Fargo Bank, National Association, as the lender (the “Lender”), to establish an asset-based revolving credit facility (the “ABL Facility”) in an amount up to $35 million. The proceeds from the ABL
Facility may be used to provide funding for ongoing working capital and general corporate purposes. The
ABL Credit Agreement replaces the Credit Agreement, dated as of May

19, 2022, as amended from time
to time, between the Company, as borrower, certain domestic subsidiaries of the Company, as guarantors, and the Lender, as lender and agent (the “Prior Credit Agreement”).

[No principal or accrued interest was
outstanding under the Prior Credit Facility at the time of its termination on

March 13. 2025.]

The ABL Facility may be used for revolving credit loans and letters of credit from time to time up to a
maximum principal amount of $35 million, less an amount equal to the greater of (a) 10.0% of the lesser
of the borrowing base described below and $35 million and (b) $5 million,

subject to the other limitations
described below. The ABL Facility includes a $15 million uncommitted accordion feature that permits the borrowers, under certain conditions, to solicit the Lender to provide additional revolving loan
commitments to increase the aggregate amount of the revolving loan commitments up to a maximum
principal amount of $50 million.

The ABL Facility contains a sub-facility that allows the Company to
issue letters of credit in an aggregate amount not to exceed $5 million.

The amount available under the ABL Facility is limited by a borrowing base consisting of certain eligible
credit card receivables and inventory, reduced by specified reserves, as follows:

•90% of eligible credit card receivable, plus

▪90% of net recovery percentage of eligible inventory multiplied by most recent appraised value of such
inventory, calculated at the lower of (a) cost computed on a first-in first-out basis and (b) market value
(net of intercompany profits and certain other adjustments), minus
•applicable reserves.

The ABL Facility permits borrowings based upon (a) base rate (calculated as the greatest of (i) the federal
funds rate plus 1/2%, (ii) the SOFR rate described below for an interest period of one month, plus 1%,
(iii) the rate of interest announced, from time to time, within the Lender at its principal office in San
Francisco as its “prime rate” and (iv) 0%) and (b) SOFR rate of one,

three or six-month interest periods
(with SOFR defined as the secured overnight financing rate administered by the Federal Reserve Bank of
New York (or its successor)). Base rate borrowings bear interest at an annual rate equal to 50 basis points above base rate.

SOFR borrowings bear interest at an annual rate equal

to SOFR for the interest period
selected plus 10 basis points plus 150 basis points.

The ABL Facility charges a fee on unutilized
commitments at an annual rate of 37.5 basis points if at least half of the

ABL commitments are unutilized
and at an annual rate of 25 basis points if less than half of the ABL commitments are unutilized.

In
addition, the ABL Facility charges a monthly collateral monitoring fee and customary fees for letters of
credit.

The ABL Facility matures on March 13, 2028.

The ABL Facility may be prepaid from time to time, in
whole or in part, without a prepayment penalty or premium.

In addition, customary mandatory
prepayments of the loans under the ABL Facility are required upon the occurrence of certain events
including, without limitation, outstanding borrowing exposures exceeding the borrowing base and certain
dispositions of assets outside of the ordinary course of business.

Accrued interest is payable (a) at the end
of each interest period for borrowings based upon the SOFR rate (but not to exceed three months) and (b)

monthly for borrowings based upon the base rate.

The borrowers’ obligations under the ABL Facility (and certain related obligations)

are guaranteed by the
other borrowers and the guarantors.

Each of the Company’s future domestic subsidiaries is also required to guarantee the ABL Facility on a senior secured basis (such future guarantors and the borrowers and
guarantors referred to in the first sentence of this paragraph, the “Loan Parties”).

In addition, the
borrowers’ obligations

are secured on a first-priority basis by all assets of the Loan Parties, subject to
certain exceptions.

Cash Dominion . Under the terms of the ABL Facility, if (i) an event of default exists or (ii) excess borrowing availability under the ABL Facility (the “Excess Availability”) falls below the greater of (a)
15.0% of the lesser of the borrowing base and $35 million and (b) $10 million,

the Loan Parties will
become subject to cash dominion, which will require prepayment of loans under the ABL Facility with
the cash deposited in certain deposit accounts of the Loan Parties, including a concentration account, and
will restrict the Loan Parties’ ability to transfer cash from their concentration account. Such cash
dominion period will end, in the case of an event of default, when the event of default no longer exists,
and in the case of when Excess Availability falls below the threshold described in the first sentence of this paragraph, when

Excess Availability exceeds such threshold for a period of 30 consecutive days.

Affirmative and Restrictive Covenants . The ABL Credit Agreement governing the ABL Facility contains customary representations and warranties, affirmative and negative covenants (subject,

in each case, to
exceptions and qualifications), and events of defaults, including covenants that limit the Company’s
ability to, among other things:

•

incur additional indebtedness;
•

create liens on its assets;
•

make investments, including loans and advances to foreign subsidiaries;

•

pay dividends and make other restricted payments;

•

sell certain assets outside of the ordinary course of business;

•

consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s assets;

•

make acquisitions; and
•

enter into transactions with affiliates.

Restrictions relating to permitted acquisitions, permitted investments, prepayment of other indebtedness,
and restricted payments are substantially less, or not applicable in the case of restricted payments, if the
Company can satisfy the following payment conditions: (i) there is no default or event of default under
the ABL Facility,

(ii) there are no revolving credit loans outstanding, (iii) the Loan Parties have unrestricted cash of greater than $20 million, (iv) the Lender receives at least three business days’ prior
written notice of such event, including information about the estimated date and amount of the payment
and a reasonable description of such event, and (v) Lender receives a certificate certifying compliance
with the foregoing clauses and demonstrating the calculations required thereby.
The description of the ABL Credit Agreement and ABL Facility set forth herein is qualified in its entirety
by reference to the ABL Credit Agreement filed as Exhibit 10.1 hereto, which is incorporated by
reference herein.
Item 1.02

Termination of a Material Definitive Agreement.
The information set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant.
The information set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit 10.1 - Press Release issued
Credit Agreement, dated as of March 13, 2025, by and among Wells
Fargo Bank, National Association, as Lender, and the Cato Corporation and certain of its subsidiaries as
Borrowers and certain of its other subsidiaries as Guarantors
Exhibit 104 – Cover Page Interactive Data File (embedded within Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this
report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CATO

CORPORATION
March 19, 2025
/s/ John P.

D. Cato
Date
John P.

D. Cato
Chairman, President and
Chief Executive Officer
March 19, 2025 /s/ Charles D. Knight
Date
Charles D. Knight

Executive Vice President
Chief Financial Officer

Exhibit Index

Exhibit Exhibit No.
Exhibit 10.1 - Press Release issued
Credit Agreement, dated as of
March 13, 2025, by and among Wells Fargo Bank, National
Association, as Lender, and the Cato Corporation and certain of its subsidiaries as Borrowers and certain of its other subsidiaries as Guarantors

10.1
104

Cover page Interactive Data File (embedded within Inline
XBRL document)